UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 27, 2007


                              Rite Aid Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                      1-5742                23-1614034
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)


                  30 Hunter Lane, Camp Hill, Pennsylvania 17011
          (Address of principal executive offices, including zip code)

                                 (717) 761-2633
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2007, Michael N. Regan was appointed to the Board of Directors of Rite Aid Corporation (the "Company") to fill a new director position, increasing the size of the Company's Board to fourteen directors. Mr. Regan's term will expire at the Company's 2008 annual meeting of stockholders. As a non-employee director, Mr. Regan will receive compensation in accordance with the Company's policies for compensating outside directors.

The Company issued a press release dated June 28, 2007 announcing the appointment of Mr. Regan to the Board. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

     99.1  Press Release of Rite Aid Corporation, dated June 28, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        RITE AID CORPORATION


Date:  June 29, 2007                    By:    /s/  Robert B. Sari
                                               -------------------
                                        Name:  Robert B. Sari
                                        Title: Executive Vice President,
                                               General Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release of Rite Aid Corporation, dated June 28, 2007